UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

OPTICAL COMMUNICATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 251-7100

                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition

On February 6, 2007, Optical Communication Products, Inc. (“Registrant”) issued a press release announcing its financial results for the first quarter of fiscal year 2007 ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information and Exhibit 99.1 are furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit 99.1	Press Release of the Registrant dated February 6, 2007 announcing its financial results for the first quarter of fiscal year 2007 ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2007	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

By:	/s/ Frederic T. Boyer
Frederic T. Boyer

Senior Vice President and Chief Financial Officer